                         NOTICE OF GUARANTEED DELIVERY

                             REGARDING THE OFFER BY
                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

      TO PURCHASE FOR CASH 5,587,978 OF ITS ISSUED AND OUTSTANDING SHARES
                    AT 95% OF THE NET ASSET VALUE PER SHARE

    This form must be used to accept the Offer (as defined below) if a shareholder's certificates for Shares are not immediately available or if time will not permit the Letter of Transmittal and other required documents to reach the Depositary on or before the Expiration Date. Each term used in this form that is not otherwise defined herein shall have the meaning specified in the Offer to Purchase dated September 8, 2000. This form may be delivered by hand, overnight courier or mail to the Depositary at the appropriate address set forth below and must bear original signatures (not photocopies or facsimiles). Tenders using this form may be made only by or through an Eligible Institution as defined in Section 4(b) of the Offer to Purchase.

                                The Depositary:
                         Equiserve Trust Company, N.A.

                  Depositary Telephone Number: (800) 730-6001

                  Depositary Facsimile Number: (781) 575-4826

                             Depositary Addresses:

    By First Class Mail:              By Registered,                    By Hand:
                                       Certified or
                                      Express Mail or
                                    Overnight Courier:

       EquiServe Trust                EquiServe Trust            Securities Transfer &
        Company, N.A.                  Company, N.A.            Reporting Services, Inc.
   Attn: Corporate Actions        Attn: Corporate Actions          c/o Equiserve Trust
        P.O. Box 9573               40 Campanelli Drive               Company, N.A.
    Boston, MA 02205-9573           Braintree, MA 02184       100 William Street, Galleria
                                                                   New York, NY 10038

   DEPOSITARY TELEPHONE NUMBER TO CONFIRM RECEIPT OF NOTICES: (781) 575-4816

                DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER
          THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to The Emerging Markets Infrastructure Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated September 8, 2000 and the related Letter of Transmittal (which together with any amendments or supplements thereto collectively constitute the "Offer"), receipt of which are hereby acknowledged, (i) the number of Shares specified below pursuant to the guaranteed delivery procedures set forth in Section 4(c) of the Offer to Purchase and (ii) all Shares held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan.

(Please Print Except for Signature(s))

Number of Shares Tendered:

Certificate Nos. (if available):               Name(s) of Record Holder(s):
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------

If Shares will be tendered by book-entry
transfer to The Depository Trust Company,
please check box:                              [ --]
                                               DTC Participant Number:
                                               --------------------------------------------
                                               ------------------------------------
                                               Telephone Number, including Area Code:
                                               -------------------------------

                                               --------------------------------------------
Dated: ------------, 2000                      Signature(s)

Individual(s):                                 Entity:
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------

                                               Name of Firm:
                                               --------------------------------------------
                                               Authorized Signature:
                                               --------------------------------------------
                                               Name:
                                               --------------------------------------------
                                               Title:
                                               --------------------------------------------

                                   GUARANTEE

    The undersigned, an Eligible Institution as defined in Section 4(b) of the Offer to Purchase, hereby, with respect to the Shares tendered hereby pursuant to the guaranteed delivery procedures set forth in Section 4(c) of the Offer to
Purchase: (a) represents that the person(s) named on the previous page "own(s)" such Shares within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that the tender of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to the Depositary certificates representing such Shares, in proper form for transfer (or to tender Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company if so specified on the foregoing page), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents prior to 5:00 P.M. Eastern Time on the second New York Stock Exchange trading day after the date of execution of this Guarantee.

                           (Please Print Except for Signature)

             Name of Firm:

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             Authorized Signature:

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             Name:

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             Title:

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             Address:

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                                         (Include Zip Code)

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                            Telephone Number, including Area Code

Dated:
--------, 2000